AIG Life Insurance Company
                               One Alico Plaza
                               P.O. Box 667
                               Wilmington, DE 19899-0667
                               302-594-2952




March 7, 1997



Securities and Exchange Commission
Division of Investment Management
Insurance Products-Branch #20
450 Fifth Street, N.W.
Washington, DC 20549


Attention:       Filing Desk
                 Room 1004
                 Document Control


Re:              AIG Life Insurance Company
                 Variable Account I
                 File No. 33-39171 and 33-58504


Gentlemen:


Pursuant to Rule 30b2-1 of the Investment Company Act of 1940, we submit electronically copies of the letters that were sent to our variable annuity contractholders for Variable Account I. (See Exhibits 1 and 2) The letters dated February 1997 were mailed March 1, 1997 and enclosed the Annual Reports of the underlying funds.

In addition, this filing incorporates by reference the electronic filing of the following Annual Reports; (1) the Alliance Variable Product Series Fund Inc., CIK 0000825316, File No. 811-07315, made on February 27, 1997;
(2) the Zero Coupon 2000 Portfolio, Dreyfus Variable Investment Fund, CIK 0000813383, File No. 811-5125, made on March 3, 1997; (3) the Dreyfus
Stock Index Fund, CIK 0000846800, File No. 811-05719, made on
February 27, 1997; (4) the Fidelity Investments Variable Insurance Product Fund, CIK 0000356494, File No. 811-3329, made on February 26, 1997; (5)
the Fidelity Investments Variable Insurance Product Fund II, CIK 0000831016 File No. 811-5511, made on February 27, 1997; (6) the Gold and
Natural Resources Portfolio, Van Eck Investment Trust, CIK 0000768847,
File No. 33-13019, made on February 28, 1997; (7) the Worldwide Balance Portfolio of Van Eck Investment Trust, CIK 0000768847, File No. 33-13019 made on February 27, 1997; and (8) the Short-Term Retirement Portfolio, Medium-Term Retirement Portfolio, and the Long-Term Retirement Portfolio of the Tomorrow Funds Retirement Trust, CIK 0000945766, File No.811-07315, made on February 27, 1997.


Sincerely,

/s/ Kenneth D. Walma
Kenneth D. Walma
Associate Counsel